EXHIBIT 99.1

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
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In re:                                                    Chapter  11
                                                          Case No. 98-10107 CB
SALANT CORPORATION,

                          Debtor.

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         ORDER AUTHORIZING INTERIM FINANCING, GRANTING SENIOR LIENS
        AND PRIORITY ADMINISTRATIVE EXPENSE, MODIFYING THE AUTOMATIC
         STAY, AND AUTHORIZING DEBTOR TO ENTER INTO AGREEMENTS WITH
        THE CIT GROUP/COMMERCIAL SERVICES, INC. AND AUTHORIZING THE
        ASSUMPTION OF THE EXISTING FINANCING AGREEMENTS WITH DEBTOR
        ------------------------------------------------------------

     Upon the Motion of Salant Corporation ("Salant" or the "Debtor"), as Debtor and Debtor-in-Possession, dated December 29, 1998, seeking, inter alia, (i) authority pursuant to Sections 364(c)(1), 364(c)(2) and 364(c)(3) of the United States Bankruptcy Code, 11 U.S.C. ss.ss. 101, et seq. (the "Code") and Bankruptcy Rules 4001 and 9014, for the Debtor to obtain from The CIT Group/Commercial Services, Inc. ("CIT" or the "Lender")
post-petition loans, advances, letters of credit and other credit accommodations in accordance with the advance formulas and the other terms and conditions set forth in the Financing Agreements (as hereinafter defined), as amended by the Ratification and Amendment Agreement (the "Amendment") of even date herewith by and between the Debtor and the Lender, to be secured by, in accordance with Sections 364(c)(2) and 364(c)(3) of the Code, security interests in and liens upon all of the Debtor's now existing and hereafter acquired personal and real property and the proceeds thereof, which such security interests and liens shall, except for liens on the Pre-Petition Collateral (as defined below) held by parties other than CIT as described in paragraphs 12 (a) and (b) below, be first priority security interests and liens, (ii) authority for the Debtor to ratify, adopt and amend the existing financing and security agreements by and between the Debtor and CIT, (iii) approval of the terms and conditions of the financing and security agreements by and between the Debtor and CIT as ratified, adopted and amended, (iv) the modification of the automatic stay, (v) the granting to CIT of super-priority administrative claim status pursuant to Section 364(c)(1) of the Code, and (vi) the setting of a Final Hearing on the Motion, and it further APPEARING, that at or prior to the hearing on the Motion, each of the parties set forth below received due notice of the Motion pursuant to Rules 4001(c)(1) and 1007(d) of the Federal Rules of Bankruptcy Procedure ("Bankruptcy Rules"): (a) the Office of the United States Trustee, (b) Otterbourg, Steindler, Houston & Rosen, P.C., the attorneys for CIT, (c) Kramer, Levin, Naftalis & Frankel, the attorneys for the Indenture Trustee for the Debtor's 10 1/2 Senior Secured Notes, due December 31, 1998 (the "Indenture Trustee"), (d) Hebb & Gitlin, the attorneys for Magten Asset Management Corp. ("Magten"), (e) the Securities and Exchange Commission (the "SEC"), and (f) the twenty (20) largest unsecured creditors of the Debtor; and it further

     APPEARING, that Salant, has filed a voluntary petition for reorganization under Chapter 11 of the Bankruptcy Code on December 29, 1998 (the "Petition Date") and has thereafter continued in the management and possession of its business and properties as debtor-in-possession pursuant to Sections 1107 and 1108 of the Code; and it further

     APPEARING, that prior to the commencement of the Debtor's Chapter 11 Case, CIT made loans and advances and caused letters of credit to be issued to the Debtor secured by substantially all of the personal and real property of Salant, and that Clantexport Inc., Denton Mills, Inc., Vera Licensing, Inc., J.J. Farmer Clothing, Inc., Frost Bros. Enterprises, Inc., SLT Sourcing, Inc. and Salant Canada, Inc. (collectively, the "Non-Debtor Guarantors") delivered to CIT their written unconditional guarantees of payment and performance of the present and future obligations of Salant to CIT, which guaranties are secured by substantially all of the personal property of the Non-Debtor Guarantors (except for Salant Canada) (the "Non-Debtor Guarantees"); and it further

     APPEARING, that the loans and advances made by CIT to Salant and the letters of credit which CIT caused to be opened for Salant prior to the Debtor's Chapter 11 Case were made pursuant to or in reliance upon the Revolving Credit, Factoring and Security Agreement, dated September 20, 1993, by and between CIT and Salant, and amendments thereto, (collectively, the "Credit Agreement"), guarantees, security agreements and related agreements in favor of CIT, including, without limitation, each of the agreements described in paragraph 1.1(e) of the Amendment and the agreements and the Uniform Commercial Code financing statements filed by CIT set forth in the Exhibits accompanying the Motion (all of such financing agreements, security agreements, financing statements and related agreements, documents, notes and instruments creating or evidencing indebtedness of the Debtor or granting and perfecting collateral security of the Debtor in favor of CIT, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, being referred to herein collectively as the "Financing Agreements"); and it further

     APPEARING, that the aggregate principal amount of all obligations, liabilities and indebtedness of Salant to CIT, both absolute and contingent, existing as of the commencement of the Chapter 11 Case, together with all interest, fees, commissions, costs and expenses accrued and accruing with respect thereto (collectively, the "Pre-Petition Debt"), the principal amount of which being approximately $70,547,401.91 as of December 28, 1998, is fully secured pursuant to the Financing Agreements by perfected, valid and, except for any liens on the pre-petition collateral held by parties other than CIT as described in paragraphs 12 (a) and (b) below, first priority, security interests in, and liens upon, the Debtor's assets as set forth in the Financing Agreements, including, but not limited to, Salant's present and future, now owned or hereafter acquired, accounts, chattel paper, instruments, documents, general intangibles, inventory, equipment, books and records and real property, together with all proceeds and products of all of the foregoing (collectively, the "Pre-Petition Collateral"); and it further

     APPEARING, that each of the Non-Debtor Guarantors has guaranteed the payment and performance of all present and future obligations, liabilities and indebtedness of Salant to CIT, including, without limitation, the Pre-Petition Debt, and any indebtedness authorized hereunder; and it further

     APPEARING, that Salant and each of the Non-Debtor Guarantors acknowledges and agrees that: (a) the Financing Agreements in favor of or for the benefit of the Lender are valid and binding agreements and obligations of Salant, (b) the security interests in and liens granted to or for the benefit of the Lender upon the Pre-Petition Collateral are valid, perfected, and, except for any liens on the Pre-Petition Collateral held by parties other than CIT as described in paragraphs 12 (a) and (b) below, senior to all other security interests and liens upon the Pre-Petition Collateral, (c) all of the Pre-Petition Debt constitutes allowable claims against the Debtor and is valid, enforceable and non-voidable in the amount of the Pre-Petition Debt, and (d) the Debtor does not possess and will not assert any claim, counterclaim, setoff or defense of any kind or nature, which would in any way affect the validity, enforceability and non-avoidability of any of the Pre-Petition Debt and the Lender's security interests in and liens upon the Pre-Petition Collateral or which would in any way reduce or affect the absolute and unconditional obligation of the Debtor to pay to the Lender all of the Pre-Petition Debt; and it further

     APPEARING, that without the proposed interim financing, Salant will not have the funds necessary to pay its post-petition payroll, payroll taxes, inventory suppliers, overhead and other expenses necessary to conduct its business and the management and preservation of its assets and properties; and it further

     APPEARING, that Salant has requested that CIT make loans and advances and cause letters of credit to be issued to it in order to provide funds to be used by Salant for its general operating, working capital and other business purposes to continue its business and remain a viable entity and thereafter reorganize under Chapter 11 of the Code; and it further

     APPEARING, that all such additional loans, advances, letters of credit and other financial accommodations by CIT will benefit the Debtor and its estate; and it further

     APPEARING, that CIT is willing to make such loans and advances and provide such other credit accommodations on a secured basis as more particularly described herein and subject to the terms and conditions contained herein and in the Amendment; and it further

     APPEARING, that the ability of the Debtor to continue its business and maximize the value of its assets under Chapter 11 of the Bankruptcy Code depends upon obtaining such financing from CIT; and it further

     APPEARING, that the relief requested in the Motion is necessary, essential, and appropriate for the continued operation of the Debtor's business and the management and preservation of the Debtor's assets and properties and is in the best interests of the Debtor, its estate and creditors; and it further

     APPEARING, that this is a core matter pursuant to 28 U.S.C. ss.ss. 157(b)(2)(A), (D), (G), (M) and (O) and that this Court has jurisdiction over this case and this Motion pursuant to 28 U.S.C. ss. 1334;

     NOW, THEREFORE, upon the Motion, the files and pleadings in this case, the record of the proceedings heretofore held before this Court with respect to the Motion and upon completion of such hearing and after due deliberation and sufficient cause appearing therefor, the Court finds as follows:

     A. The Debtor is unable to obtain  unsecured  credit  allowable  under
Section 503(b)(1) of the Code, or pursuant to Sections 364(a) and (b) of the Code, except on the terms and conditions set forth herein.

     B. Under the circumstances, no other source of interim financing exists on terms more favorable than those offered by CIT.

     C. The Motion was filed on December 29, 1998 and the Debtor has provided notice of the terms of the Motion and the interim relief requested thereunder on or before December 29, 1998 to (i) the Office of the United States Trustee, (ii) Otterbourg, Steindler, Houston & Rosen, P.C., the attorneys for CIT, (iii) Kramer, Levin, Naftalis & Frankel, the attorneys for the Indenture Trustee, (iv) Hebb & Gitlin, the attorneys for Magten,
(v) the twenty (20) largest unsecured creditors of the Debtor and (vi) the SEC. The expedited Notice pursuant to Bankruptcy Rule 4001(c) to such parties in interest is necessary to avoid immediate and irreparable harm to the Debtor's estate pending a Final Hearing (as defined below) for permanent financing. Sufficient and adequate notice of the Motion and the interim hearing with respect thereto has been given pursuant to Bankruptcy Rules 2002, 4001(c) and (d) and 9014 and Section 102(1) of the Code as required by Sections 364(c) and (d) of the Code and no further notice of, or hearing on the interim relief sought in the Motion is necessary or required.

     D. Consideration of the Motion constitutes a "core proceeding" as defined in 28 U.S.C. ss.ss. 157(b)(2)(A), (D), (G), (M) and (O). This Order is subject to, and CIT is entitled to the benefits of, the provisions of Sections 363(m) and 364(e) of the Code. This Court has jurisdiction over this proceeding and the parties and property affected hereby pursuant to 28 U.S.C. ss. 1334.

     E. The terms of the Financing Agreements between Salant and CIT, including, without limitation, the Amendment, pursuant to which post-petition loans, advances, letters of credit and other credit accommodations may be made or provided to Salant by CIT have been negotiated in good faith and at arm's length as that term is used at
Section 364(e) of the Code and is in the best interests of the Debtor.

     F. Good, adequate and sufficient cause has been shown to justify the granting of the relief requested herein.

        IT IS HEREBY ORDERED, ADJUDGED AND DECREED, that:

     1. The Motion is granted and it is hereby approved in all respects. (This Order may sometimes hereinafter be referred to as the "Interim Financing Order".)

     2. Good and sufficient notice of the Motion's request for the entry of this Interim Financing Order and the hearing thereon has been provided in accordance with Sections 102(1) and 364(c)(1), (2) and (3) of the Code, Bankruptcy Rule 2002 and any requests for other and further notice shall be and is hereby dispensed with and waived.

     3. The relief granted by this Court pursuant to this Interim Financing Order is necessary to avoid immediate and irreparable harm to the Debtor's estate.

     4. Salant is hereby authorized and empowered for the period commencing on the date hereof and ending on the close of business on the date of the Final Hearing to obtain loans and advances from CIT, on an interim basis pursuant to the terms of this Order and the terms and conditions set forth in the Credit Agreement, sufficient to avoid immediate and irreparable harm to the Debtor's estate pending the Final Hearing, in such amount or amounts as may be made available to Salant from CIT in accordance with the terms of the Credit Agreement, which amount shall for such interim period not exceed the lesser of (i) the aggregate principal amount of $15,000,000, inclusive of all outstanding letters of credit CIT previously caused to be issued for the benefit of Salant prepetition to the extent that the same are paid, in whole or in part, during the period covered by this Interim Financing Order, and (ii) the aggregate amount available to Salant in accordance with the terms of the Credit Agreement.

     5. The Debtor shall use the proceeds of the loans and advances made, and other credit accommodations provided by CIT to Salant for the payment of employee salaries, payroll, taxes, collection of accounts, and other general operating and working capital purposes in the ordinary course of the Debtor's business in accordance with the terms and conditions of the Financing Agreements, including without limitation, the Amendment.

     6. Upon entry of a Final Order Authorizing Financing, Granting Senior Liens and Priority Administrative Expense, Modifying the Automatic Stay, and Authorizing the Debtor to Enter Into Agreements With The CIT Group/Commercial Services, Inc. and Authorizing the Assumption of the Existing Financing Agreements with the Debtor (the "Final Order"), in form and substance satisfactory to CIT, Salant shall be authorized and directed to apply loans, advances, letters of credit and other credit accommodations made by CIT to Salant under the Financing Agreements necessary to satisfy the Pre-Petition Debt as more fully described in the Amendment.

     7. The Debtor is authorized and directed to execute, deliver, perform and comply with the terms, conditions and covenants of the Amendment, pursuant to which the Debtor shall (a) ratify, assume, adopt and amend the Financing Agreements and agree to be bound thereby and (b) perform and comply with the terms and covenants of the Financing Agreements, as amended by the Amendment. A copy of the Amendment is annexed as Exhibit "B" to the Motion, and upon execution thereof, it shall be deemed included in the definition herein of Financing Agreements.

     8. The terms and conditions of the Financing Agreements as so ratified, assumed, adopted and amended shall be deemed to be incorporated into the terms and conditions of this Order and shall be sufficient and conclusive evidence of the borrowing arrangements between the Debtor and CIT and of the Debtor's assumption and adoption of the terms and conditions of the Financing Agreements, for all purposes, including the payment of all fees, interest, commissions and expenses as more fully set forth in the Financing Agreements.

     9. The Debtor has acknowledged and agreed and this Court hereby finds for all purposes in this case, subject only to the rights as hereinafter set forth in paragraph 10 below of the Official Committee of Unsecured Creditors (the "Committee"), if one is formed in the Chapter 11 Case, that as of the Petition Date: (a) the Financing Agreements are valid and binding agreements and obligations of the Debtor, (b) the principal amount of the Pre-Petition Debt due and payable to CIT by the Debtor is approximately $70,547,401.91, including the aggregate face amount of letters of credit outstanding and undrawn as of December 28, 1998 of $23,654,308.39, (c) the security interests in and liens of CIT upon the Pre-Petition Collateral are valid, perfected, enforceable and non-voidable, (d) CIT's pre-petition claim against the Debtor and the Debtor's estate is allowable and is valid, enforceable and non-voidable in the amount of the Pre-Petition Debt as set forth in CIT's books and records, (e) the Debtor does not possess and may not assert any claim, counterclaim, setoff or defense of any kind or nature which would in any way affect the validity, enforceability and non-avoidability of the Pre-Petition Debt and CIT's security interests in and liens upon the Pre-Petition Collateral or which would reduce or affect the obligation of the Debtor to pay the Pre-Petition Debt and (f) CIT and its agents and employees are released and discharged from all claims and causes of action arising out of the Financing Agreements or CIT's relationship with the Debtor prior to the entry of this Order.

     10. The extent, validity, perfection, enforceability of CIT's pre-petition liens or any other claims whatsoever against CIT, including claims based on the matters enumerated in paragraph 9, are for all purposes, as found by this Court in paragraph 9, subject only to the rights of the duly appointed Committee in the Debtor's Chapter 11 Case, for a period of sixty (60) days from the date of its formation (unless such period is extended by CIT in its sole and complete discretion), to file a complaint pursuant to Bankruptcy Rule 7001 to invalidate, satisfy or subordinate the Pre-Petition Debt and/or to object to the extent, validity or perfection of CIT's pre-petition security interests and liens. If such complaint is not so timely filed, the Pre-Petition Debt and CIT's security interests and liens in the Pre-Petition Collateral shall be recognized as valid, binding, allowed and in full force and effect with respect to all parties in this proceeding, including, without limitation, any Trustee or successor Trustee appointed hereafter, and as a fully secured claim pursuant to Sections 506(a) and (b) of the Code.

     11. To secure the prompt payment and performance of any and all obligations, liabilities and indebtedness of the Debtor to CIT of whatever kind or nature or description now existing or hereafter arising, including, without limitation, the Pre-Petition Debt, all post-petition obligations, liabilities and indebtedness of the Debtor arising under the Financing Agreements (all of the foregoing collectively, the "Indebtedness"), CIT shall have and is hereby granted, effective on and after the date of this Order, valid and perfected first priority security interests and liens, superior to all other creditors of the estates of the Debtor, except as set forth in paragraph 12 (a) and (b) below, in and upon all now existing and hereafter acquired personal and real property of the Debtor and its bankruptcy estate, of whatever kind or nature, whether acquired prior to or after the filing of the petition commencing the Debtor's Chapter 11 Case, including, without limitation, and by way of general description, all Pre-Petition Collateral, accounts, contract rights, chattel paper, documents, instruments and books and records, including, without limitation, all obligations for the payment of money arising out of the sale, lease or other disposition of goods, merchandise or services which give rise thereto; all raw materials, work in process, finished goods and all other inventory of whatsoever kind or nature and any other personal property held for sale, exchange or lease for use in the Debtor's business; furniture, machinery, fixtures and equipment; other personal property acquired for use in the Debtor's business; cash, cash equivalents, depository accounts, personal property leases, all causes of action whether arising in contract, tort, or otherwise and whether having accrued as of the date hereof or hereafter (exclusive, however, of causes of action and recoveries under Sections 545, 547, 548, 549, and 553 of the Code); general intangibles (including, without limitation, registered and unregistered patents, tradenames, trademarks, and the goodwill of the businesses symbolized thereby, copyrights, service marks, trade secrets, customer lists, open purchase orders, licenses and other rights and agreements, royalties arising from the licensing of any intellectual property, Federal, State and local tax refunds, franchise rights and annuity contracts); and all other claims and property recovered by or on behalf of the Debtor, or any Trustee of the Debtor, whether in the Debtor's Chapter 11 Case or any subsequent Chapter 7 case to which the Debtor's case is converted (except for any property recovered as a result of any avoidance action maintained under Sections 545, 547, 548, 549 and 553 of the Code as to which no such lien or security interest is granted); all real property and real property leasehold interests and leases, all property set forth in paragraph 4 of the Amendment, and all proceeds (including without limitation, insurance proceeds), products, rents and profits of all of the foregoing, whether cash or non-cash, and all property described as Collateral in the Financing Agreements (collectively, the "Collateral"). Notwithstanding anything to the contrary, Collateral does not include the rights under any license agreement covering personal property in respect of which a security interest requires the consent of the other party to such agreement and such consent has not been or is not obtained.

     12. Notwithstanding anything to the contrary set forth in paragraph 11 hereof, the security interests in and liens of CIT (a) upon the pre-petition assets of the Debtor shall be subject to the terms and conditions of the Intercreditor Agreement, dated September 20, 1993, between CIT and the Indenture Trustee for the benefit of the holders of the 10 1/2% Senior Secured Notes due December 31, 1998 (the "Intercreditor Agreement"), and (b) otherwise shall not have priority over prior and senior liens, if any, on the Debtor's property held by parties other than CIT, provided, that (i) such liens are valid, perfected and non-voidable in accordance with applicable law and (ii) the foregoing is without prejudice to the rights of the Debtor or any party in interest, including without limitation CIT, to object to the allowance of such liens or institute any actions or adversary proceedings with respect thereto, and (c) shall be subject to the Court allowed fees, compensation and disbursements payable by the Debtor to the Office of the United States Trustee and to all attorneys, accountants and other professionals retained in the Debtor's Chapter 11 Case pursuant to Sections 327 or 1103 of the Code, as approved by the Court, in an amount not to exceed $2,000,000 in the aggregate (the "Fee Carve-Out"), the foregoing without prejudice to the rights of CIT to be heard with respect to the allowances or amount of such fees, compensation and disbursements.

     13. Pursuant to Sections 363(b)(1) and 364(c)(2) of the Code, any provisions in any of leasehold interests of the Debtor that require the consent or approval of one or more of the Debtor's landlords in order for the Debtor to pledge or mortgage such leasehold interest, are and shall be deemed to be inconsistent with the provisions of the Code and are and shall have no force and effect with respect to the transactions granting the liens, security interests and mortgages by the Debtor in favor of the Lender in accordance with the terms of the Amendment.

     14. CIT shall have all rights and remedies with respect to the Debtor, the Indebtedness and the Collateral as are set forth in the Financing Agreements and this Order.

     15. The Financing Agreements shall be subject to termination in CIT's sole and complete discretion as to any future loans, advances, letters of credit and other credit accommodations to be made or provided by CIT to the Debtor immediately upon the occurrence of any Event of Default (as hereinafter defined) or the expiration or termination of the Debtor's authorization to borrow from CIT pursuant to this Order or any other order authorizing the granting of credit by CIT to the Debtor pursuant to Section 364 of the Code as may hereafter be entered by this Court.

     16. CIT may, in its discretion, apply the proceeds of the Collateral or any other amounts received by CIT in respect of the Indebtedness, in such order or manner as CIT may deem appropriate, including, first to the Pre-Petition Debt, until such Pre-Petition Debt is paid and satisfied in full.

     17. In accordance with Sections 552(b) and 361 of the Code, the value, if any, in any of the Collateral, in excess of the amount of the Indebtedness secured by such Collateral after satisfaction of the post-petition obligations, liabilities and indebtedness of the Debtor to CIT, shall constitute additional security for the repayment of the Pre-Petition Debt and adequate protection for the use by the Debtor of the Collateral.

     18. This Order shall be sufficient and conclusive evidence of the priority, perfection and validity of all of the security interests in and liens upon the property of the Debtor's estate granted to CIT as set forth herein, without the necessity of filing, recording or serving any financing statements, mortgages or other documents which may otherwise be required under federal or state law in any jurisdiction or the taking of any other action to validate or perfect the security interests and liens granted to CIT in this Order and the Financing Agreements. Such security interests and liens granted to CIT shall be prior and senior to all security interests, liens, claims, and encumbrances of all other creditors in and to such property, except as otherwise set forth in paragraph 12 (a) or (b) of this Order. If CIT shall, in its discretion, elect for any reason to file any such financing statements or other documents with respect to such security interests and liens, the Debtor is authorized and directed to execute, or cause to be executed, all such financing statements or other documents upon CIT's reasonable request and the filing, recording or service thereof (as the case may be) of such financing statements or similar documents shall be deemed to have been made at the time of and on the Petition Date. CIT may, in its discretion, file a certified copy of this Order in any filing or recording office in any County or other jurisdiction in which the Debtor has real or personal property and, in such event, the subject filing or recording officer is authorized and directed to file or record such certified copy of this Order.

     19. The Debtor is hereby authorized and directed to perform all acts, and execute and comply with the terms of such other documents, instruments, and agreements in addition to the above Financing Agreements, as CIT may reasonably require as evidence of and for the protection of the Indebtedness and the Collateral or which may be otherwise deemed necessary by CIT to effectuate the terms and conditions of this Order and the Financing Agreements, each of such documents, instruments, and agreements being included in the definition of "Financing Agreements" contained herein.

     20. The Debtor is authorized and directed, at CIT's request to: (a) continue any existing Lock Box arrangements in favor of CIT and upon CIT's request, to enter into similar arrangements, satisfactory to CIT, with such other banks as may be designated for such purposes (the "Lock Boxes"); (b) deposit or cause to be deposited all proceeds of Collateral received by the Debtor into the Lock Boxes established for the benefit of CIT; (c) instruct all account debtors and other parties now or hereafter obligated to pay for goods and services provided by the Debtor to them or for inventory or other property of the Debtor's estate in which CIT has a security interest or lien to remit such payments to the Lock Boxes, or, after any Event of Default, at CIT's election, directly to CIT; and (d) enter into such agreements as may be necessary to effectuate the foregoing.

     21. The Debtor is authorized and directed to deposit or cause to be deposited into the Lock Boxes, or to remit, in kind, immediately to CIT, all monies, checks and any other payments received from the Debtor's account debtors and other parties, now or hereafter obligated to pay the Debtor for inventory or other property of the Debtor's estate. CIT is authorized to apply such payments and proceeds received by CIT to the Indebtedness as set forth in this Order and the Amendment.

     22. The Debtor is authorized and directed, without further order of this Court, promptly to pay or reimburse CIT for all present and future reasonable costs and expenses paid or incurred by CIT to effectuate the financing transactions as provided in this Order and the Financing Agreements, all of which unpaid fees, commissions, costs and expenses shall be and are included as part of the principal amount of the Indebtedness.

     23. In making decisions to permit advances under the Financing Agreements or the collection of the Indebtedness of the Debtor, CIT shall not be deemed to be in control of the operations of the Debtor by virtue of the interests, rights and remedies granted to or conferred upon CIT under the Financing Agreements or this Order, including, without limitation, such rights and remedies as may be exercisable by CIT in the making (or causing to be made), administration or collection of the loans, advances, letters of credit and other financial accommodations to be provided thereunder.

     24. Without in any way limiting the provisions of Paragraph 29 of this Order in connection with an Event of Default, the automatic stay provisions of Section 362 of the Code shall be, and hereby are, modified in all respects to the extent necessary to permit CIT implement the terms and conditions of the Financing Agreements and of this Order including, without limitation, to permit (i) collection of and realization by CIT upon all Pre-Petition Collateral that secures the Pre-Petition Debt, and CIT shall be allowed, as adequate protection of its Pre-Petition Collateral, to collect the Pre-Petition Collateral and apply the same to the Pre-Petition Debt and (ii) collection by CIT of the proceeds of the Collateral pursuant to the Financing Agreements and the creation, perfection and implementation of CIT's post-petition liens and security interests in the Collateral.

     25. The Debtor is authorized and directed to provide to CIT, unless there is a written waiver by CIT in each instance, all of the documentation, reports, schedules, assignments, financial statements, insurance policies and endorsements, access, inspection, audits, information and other rights which the Debtor is required to provide to CIT under the Financing Agreements.

     26. For all of the Debtor's Indebtedness now existing or hereafter arising pursuant to the Financing Agreements or otherwise, and in addition to the foregoing, CIT is granted an allowed super-priority administrative claim pursuant to Section 364(c)(1) of the Code, having priority in right of payment over any and all other obligations, liabilities and indebtedness of the Debtor, now in existence or hereafter incurred by the Debtor and over any and all administrative expenses or priority claims of the kind specified in, or ordered pursuant to, Sections 326, 330, 331, 503(b), 506(c) or 507(b) of the Code, provided, however, that CIT's super-priority administrative claim as provided herein shall be subordinate to the Fee Carve-out (not to exceed $2,000,000 in the aggregate). Except as provided in this paragraph, no other claim having priority superior or pari passu to that granted by this Order to CIT shall be allowed while any Indebtedness remains outstanding.

     27. No costs or expenses of administration which have or may be incurred (a) in the Debtor's Chapter 11 Case or in any Chapter 7 case arising from the conversion of the Debtor's Chapter 11 Case pursuant to
Section 1112 of the Code, or (b) pursuant to Section 506(c) of the Code, or
(c) in any future proceedings or cases related hereto, shall be charged against CIT, its claims, or the Collateral, without the prior written consent of CIT, and no such consent shall be implied from any other action, inaction or acquiescence by CIT and, subject to the rights of the Committee set forth in paragraph 10 of this Order, no obligations incurred or payments or other transfers made by or on behalf of the Debtor on account of the financing arrangements with CIT shall be avoidable or recoverable from CIT under Sections 544, 547, 548, 550, 553 or any other provision of the Code.

     28. Except for sales of inventory in the ordinary course of its business, the Debtor shall not sell, transfer, lease, encumber or otherwise dispose of any material portion of the property of its estate without the prior written consent of CIT, and no such consent shall be implied from any other action, inaction or acquiescence by CIT, or by Order of the Bankruptcy Court on prior notice to CIT.

     29. In the event of the occurrence of any of the following: (a) the failure of the Debtor to perform in any material respect any of its obligations pursuant to this Order, (b) the occurrence of any "Event of Default" under the Financing Agreements as amended by the Amendment, (c) the termination of the Credit Agreement, (d) conversion of the Debtor's Chapter 11 Case to a case under Chapter 7 of the Code, (e) the appointment in the Debtor's Chapter 11 Case of a Trustee appointed pursuant to Sections 1104(a)(1) or 1104(a)(2) of the Code, or the appointment of an Examiner or other disinterested person with expanded powers (i.e., beyond those powers set forth in Sections 1106(a)(3) and (4) of the Code), (f) dismissal of the Debtor's Chapter 11 Case, (g) the entry of any order modifying, reversing, revoking, staying, rescinding, vacating or amending this Order without the express prior written consent of CIT (and no such consent shall be implied from any other action, inaction or acquiescence by CIT), or (h) the filing of a plan of reorganization which does not provide for the payment in full of the Indebtedness on or before the effective date of said plan (the foregoing being referred to in this Order, individually, as an "Event of Default" and collectively, "Events of Default"); then (unless such Event of Default is specifically waived in writing by CIT, which waiver shall not be implied from any other action, inaction or acquiescence by CIT) (a) all of the Indebtedness shall become immediately due and payable and (b) CIT shall be entitled to take custodial possession of the Collateral, to protect and preserve such assets, the costs of which shall be borne by the Debtor and become part of the Indebtedness, and upon or after the occurrence of any of the foregoing, CIT shall be entitled to a hearing on shortened notice on a motion (the "Stay Relief") seeking an order: (1) vacating and modifying the automatic stay provided for pursuant to Section 362 of the Code and any other restriction on the enforcement of CIT's liens and security interests or any other rights under the Financing Agreements granted to CIT or pursuant to this Order, and (2) permitting CIT without further notice, hearing or approval of the Court, in its discretion, to take any and all actions and remedies which CIT may deem appropriate to proceed against and realize upon the Collateral and any other property of the Debtor's estate upon which CIT has been or may hereafter be granted liens and security interests to obtain repayment of the Indebtedness and to exercise the rights and remedies granted to CIT under this Order. Unless the Court in connection with the Stay Relief Motion orders for good cause shown establishing the need therefor that a shorter or longer notice period is appropriate, the hearing on such Stay Relief Motion (the "Stay Relief Motion Hearing") shall be on four (4) business days notice to the Debtor, the Committee, if any, a Trustee, if appointed, the Office of the United States Trustee, the Indenture Trustee and Magten and such other parties in interest as the Court shall determine are appropriate. Nothing herein shall in any way limit any other rights CIT may have under the Code or the Bankruptcy Rules to enforce its rights and remedies, including without limitation, to obtain temporary or preliminary injunctive relief pending the Stay Relief Motion Hearing to protect against irreparable harm or for any other reason the Court deems appropriate. Under no circumstances shall CIT have any obligation to lend or advance any additional funds to the Debtor or provide other financial accommodations to the Debtor upon or after the occurrence of an Event of Default.

     30. Upon the expiration of the term of the Credit Agreement as set forth in Section 6.18 of the Amendment (except by reason of an Event of Default in which case the provisions of Paragraph 29 of this Order shall apply), all of the Indebtedness shall immediately become due and payable and, after five (5) days notice by CIT to the Debtor (whether such notice is provided prior to or after such expiration) of CIT's intention to act in accordance with the terms of this Paragraph, CIT shall be automatically and completely relieved from the effect of any stay, including, without limitation, any stay under Section 362 of the Code or any other restriction on the enforcement of the liens and security interests or any other rights granted to CIT pursuant to the terms and conditions of the Financing Agreements or this Order, and CIT shall be and is hereby authorized, in its discretion, to take any and all actions and remedies which CIT may deem appropriate and to proceed against and realize upon the Collateral and any other property of the Debtor's estate upon which it has been or may hereafter be granted liens and security interests to obtain repayment of the Indebtedness including, without limitation, all such actions and remedies set forth in the Financing Agreements (except if the authority of the Debtor to borrow from CIT shall be extended with the prior written consent of CIT, which consent shall not be implied from any other action, inaction or acquiescence by CIT). Nothing herein shall in any way limit any rights CIT may have under the Code or the Bankruptcy Rules to enforce its rights and remedies, including without limitation, to obtain temporary or preliminary injunctive relief to protect against irreparable harm or for any other reason the Court deems appropriate.

     31. Until all of the Indebtedness shall have been indefeasibly paid and satisfied in full and without further order of the Court: (a) no other party shall foreclose or otherwise seek to enforce any lien or other right such other party may have in and to any property of the Debtor's estate upon which CIT holds or asserts a lien or security interest and (b) subject to the terms of Paragraph 29 of this Order, upon and after the occurrence of an Event of Default, CIT, in its discretion, in connection with a liquidation of any of the Collateral (i) may, except as may otherwise be set forth in any agreement between CIT and any third party, use any real property, equipment, leases, trademarks, tradenames, copyrights, licenses, patents or any other assets of the Debtor which are owned by or subject to a lien of any third party and which are used by Debtor in its business, and, except as otherwise set forth in the Intercreditor Agreement or in any other agreement between CIT and any third party, the Lender shall be responsible for the payment of fees, charges or expenses incurred by the Debtor during the course of such usage by the Lender, without regard to prior unpaid fees, charges or expense and (ii) the Lender, in its discretion, shall be authorized to enter into each location where the Debtor conducts business, and use the same, all without interference from the Debtor's lessors or mortgagors, for the purpose of liquidating and/or securing its Collateral, and the Lender shall be responsible at each location to the Debtor's lessors or mortgagors, as the case may be, for the payment of the rent, mortgage payments and/or other charges (e.g. taxes, insurance, common area charges and utilities), on a pro-rated basis, incurred solely during the course of such liquidation by the Lender, without regard to prior unpaid rent, mortgage payments and other charges.

     32. Upon the payment in full of all Indebtedness to CIT, or upon the termination or expiration of the Financing Agreements or of this Order, CIT shall be released from any and all obligations pursuant to the terms of this Order and/or the Financing Agreements.

     33. CIT shall be entitled to the full protection of Section 364(e) of the Code with respect to debts, obligations, liens, security interests and other rights created or authorized in this Order in the event that this Order or any authorization contained herein is vacated, reversed or modified on appeal or otherwise by any court of competent jurisdiction.

     34. All post-petition advances under the Financing Agreements are made in reliance on this Order and there shall not at any time be entered in the Debtor's Chapter 11 Case any order which (a) authorizes the use of cash collateral of the Debtor in which CIT has an interest, or the sale, lease, or other disposition of property of the Debtor's estate in which CIT has a lien or security interest or (b) under Section 364 of the Code authorizes the obtaining of credit or the incurring of indebtedness secured by a lien or security interest which is equal or senior to a lien or security interest in property in which CIT holds a lien or security interest, or which is entitled to priority administrative claim status which is equal or superior to that granted to CIT herein; unless, in each instance (x) CIT shall have given its express prior written consent thereto, no such consent being implied from any other action, inaction or acquiescence by CIT, or
(y) such other order requires that the CIT Indebtedness shall first be indefeasibly paid in full, including all debts and obligations of the Debtor to CIT which arise or result from the obligations, loans, security interests and liens authorized herein. The security interests and liens granted to CIT hereunder and the rights of CIT pursuant to this Order with respect to the Indebtedness and the Collateral (x) shall not be altered, modified, extended, impaired, or affected by any plan of reorganization of the Debtor and, if (y) CIT shall expressly consent in writing that the Indebtedness shall not be repaid in full upon confirmation thereof, shall continue after confirmation and consummation of any such plan.

     35. The provisions of this Order and any actions taken pursuant hereto shall survive entry of any order which may be entered converting the Debtor's Chapter 11 Case to a Chapter 7 case or any order which may be entered confirming or consummating any plan of reorganization of the Debtor, and the terms and provisions of this Order as well as the priorities in payment, liens, and security interests granted pursuant to this Order and the Financing Agreements shall continue in this or any superseding case under the Code, and such priorities in payment, liens and security interests shall maintain their priority as provided by this Order until all Indebtedness is indefeasibly satisfied and discharged; provided, that, all obligations and duties of CIT hereunder, under the Financing Agreements or otherwise with respect to any future loans and advances or otherwise shall terminate immediately upon the earlier of the date of any Event of Default or the date that a plan of reorganization of the Debtor becomes effective unless CIT has given its express prior written consent thereto, no such consent being implied from any other action, inaction or acquiescence by CIT.

     36. The provisions of this Order shall inure to the benefit of the Debtor and CIT and shall be binding upon the Debtor and its successors and assigns, including any Trustee or other fiduciary hereafter appointed as a legal representative of the Debtor or with respect to property of the estate of the Debtor, whether under Chapter 11 or Chapter 7 of the Code, and shall also be binding upon all creditors of the Debtor and other parties in interest.

     37. No order under Sections 305 or 1112 of the Code or otherwise (i) dismissing the Debtor's Chapter 11 Case shall be entered unless prior to the entry thereof, all obligations and indebtedness owing to CIT shall have been indefeasibly paid in full (including reimbursement to CIT for all outstanding letters of credit) in accordance with the provisions of the Financing Agreements, and CIT's obligation to make loans has been terminated or (ii) converting the Debtor's Chapter 11 Case shall be entered unless such Order expressly provides that the priority of the claims of CIT granted herein shall be senior in right of payment to any claim allowed under Section 503(b) of the Code which is incurred or arises on or after the date of such Order. If any or all of the provisions of this Order are hereafter modified, vacated or stayed, such modification, vacation or stay shall not affect (a) the validity of any obligation, indebtedness or liability incurred by the Debtor to CIT prior to the effective date of such modification, vacation or stay, or (b) the validity or enforceability of any security interest, lien, or priority authorized or created hereby or pursuant to the Financing Agreements. Notwithstanding any such modification, vacation or stay, any indebtedness, obligations or liabilities incurred by the Debtor to CIT prior to the effective date of such modification, vacation or stay shall be governed in all respects by the original provisions of this Order, and CIT shall be entitled to all the rights, remedies, privileges and benefits granted herein and pursuant to the Financing Agreements with respect to all such indebtedness, obligations or liabilities. The obligations and indebtedness of the Debtor to CIT under the Financing Agreements shall not be discharged by the entry of an order confirming a plan or reorganization in the Debtor's Chapter 11 Case and, pursuant to Section 1141(d)(4) of the Code, unless and until CIT is paid in full prior to or concurrently with the entry of such order, the Debtor has waived such discharge.

     38. The Debtor irrevocably waives any right to seek any modifications or extensions of this Order without the prior written consent of CIT.

     39. To the extent the terms and conditions of the Financing Agreements are in conflict with the terms and conditions of this Order, the terms and conditions of this Order shall control.

     40. The terms of the interim financing arrangements between the Debtor and CIT were negotiated in good faith and at arm's length between the Debtor and CIT and any loans, advances, letters of credit or other financial accommodations which are caused to be made, continued or issued to the Debtor by CIT pursuant to the Financing Agreements are deemed to have been extended in good faith, as the term is used in Section 364(e) of the Code, and shall be entitled to the full protection of Section 364(e) of the Code in the event that this Order or any provision hereof is vacated, reversed or modified, on appeal or otherwise.

     41. Nothing contained in this Order or the Amendment shall be deemed to terminate, modify or release any obligations of the Debtor to CIT with respect to the Pre-Petition Debt, the Indebtedness or otherwise.

     42. Notice of the entry of this Order must be served upon (a) the Office of the United States Trustee, (b) Otterbourg, Steindler, Houston & Rosen, P.C., the attorneys for CIT, (c) Hebb & Gitlin, the attorneys for Magten, (d) Kramer, Levin, Naftalis & Frankel, the attorneys for the Indenture Trustee, (e) the attorneys for the Committee, if any, (f) all creditors known to the Debtor who may have liens against the Debtor's assets, (g) the twenty (20) largest unsecured creditors of the Debtor, (h) all landlords, owners, operators and mortgagees, if any, known to the Debtor, of the premises at which any Collateral is located, and licensors of any trademark or tradename used by the Debtor, (i) all other interested third parties in possession of any of the inventory of Salant, including, without limitation, sales agents or representatives and consignees, (j) the Office of the United States Attorney for this judicial district, (k) all parties in interest who have filed a Notice of Appearance, (l) the SEC, and
(m) the Pension Benefit Guaranty Corporation.

     43. This matter is set for a final hearing at 2:00 p.m. on January 19, 1999 ("Final Hearing"), in the Courtroom usually occupied by this Court, the United States Bankruptcy Court for the Southern District of New York ("Bankruptcy Court"), New York, New York, at which time any party-in-interest may appear and state its objections, if any, to the borrowings by the Debtor. All parties identified in Paragraph 42 shall immediately, and in no event later than December 30, 1998, be mailed copies of the Motion and of this Order or such written summary of this Order as the Court may approve. Objections shall be in writing and shall be filed with the Clerk of the Bankruptcy Court in Room 534 with a copy served upon the attorneys for the Debtor, Fried, Frank, Harris, Shriver & Jacobson, One New York Plaza, New York, New York 10004, Attention: Brad E. Scheler, Esq., and the attorneys for CIT, Otterbourg, Steindler, Houston & Rosen, P.C., 230 Park Avenue, New York, New York 10169, Attention: William M. Silverman, Esq. so as to be received on or before the close of business on January 15, 1999; any objections by creditors or other parties in interest to any of the provisions of this Order shall be deemed waived unless filed and served in accordance with the notice on or before the close of business on such date. Except as otherwise provided in this paragraph, the terms of this Order shall be valid and binding upon the Debtor, all creditors of the Debtor and all other parties in interest from and after the date of this Order by this Court. In the event this Court modifies any of the provisions of this Order and the Financing Agreements following such further hearing, such modifications shall not affect the rights and priorities of CIT pursuant to this Order with respect to the Collateral and any portion of the Indebtedness which arises, or is incurred or is advanced prior to such modifications (or otherwise arising prior to such modifications), and this Order shall remain in full force and effect except as specifically amended or modified at the Final Hearing.

Dated:  New York, New York
        December 29, 1998





 /s/ Cornelius Blackshear
------------------------------
UNITED STATES BANKRUPTCY JUDGE